United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2008
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)
(404) 364-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On April 16, 2008, Lodgian, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Events.
On April 11, 2008, the Company’s Board of Directors approved an additional $10 million in authority under the Company’s previously announced stock repurchase program over a period ending April 15, 2009. The Company issued a press release on April 16, 2008, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 — Press release of Lodgian, Inc. dated April 16, 2008.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc. Dated: April 16, 2008
By:	/s Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Lodgian, Inc. dated April 16, 2008

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